Commitments and Contingencies	12 Months Ended
Dec. 31, 2017
COMMITMENTS AND CONTINGENCIES [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 14: COMMITMENTS AND CONTINGENCIES

As of December 31, 2017, the Company had operating lease obligations relating to chartered-in barges through March 2020.

As of December 31, 2017, the Company had obligations related to the construction of three new pushboats, the construction of a river and estuary tanker (including supervision costs) and the construction of covers for barges of $580, $9,024 and $486, respectively, until the second quarter of 2018.

Navios Logistics has issued a guarantee and indemnity letter that guarantees the performance by Petrolera San Antonio S.A. (a consolidated subsidiary) of all its obligations to Vitol S.A. up to $12,000. This guarantee expires on March 1, 2019.

The Company is subject to legal proceedings, claims and contingencies arising in the ordinary course of business. When such amounts can be estimated and the contingency is probable, management accrues the corresponding liability. While the ultimate outcome of lawsuits or other proceedings against the Company cannot be predicted with certainty, management does not believe the costs, individually or in aggregate of such actions will have a material effect on the Company’s consolidated financial position, results of operations or cash flows.

The Company had a dispute with Vale regarding the termination date of CoA contract, which was under arbitration proceedings in New York. Related to this arbitration, the Company issued a letter of credit amounting to $2,900 and the total amount was collateralized by a cash deposit, which was presented as restricted cash in the accompanying balance sheets as of December 2016. On February 10, 2017, the arbitration tribunal ruled in favor of Navios Logistics. Vale has been ordered to pay Navios Logistics $21,500, compensating for all unpaid invoices, late payment of invoices, and legal fees incurred. An amount of $1,157 was recorded in the consolidated statements of operations under “Other income, net” as part of this compensation. The full amount was received in March 2017, and the collateralized cash amount of $2,900, was released.

On March 30, 2016, the Company received written notice from Vale stating that Vale would not be performing the service contract entered into between CNSA and Vale on September 27, 2013, relating to the iron ore port facility in Nueva Palmira, Uruguay. The Company initiated arbitration proceedings in London on June 10, 2016 pursuant to the dispute resolution provisions of the service contract. On December 20, 2016, a London arbitration tribunal ruled that the Vale port contract remains in full force and effect. If Vale were to further repudiate or renounce the contract, we may elect to terminate the contract and then would be entitled to damages calculated by reference to guaranteed volumes and agreed tariffs for the remaining period of the contract.